UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2013

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, NV, 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Amendment No. 1 to the Form 8K filed with the Securities & Exchange Commission on November 19, 2013 is to provide additional detail regarding the non-compliance regarding the nature of the changes, timing of the notice and to confirm the approval of the action by the Board of Directors and the auditors.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2013 the Company filed its quarterly report on Form 10Q for the period ended September 30, 2013 with the United States Securities and Exchange Commission.  This filing was consummated before the Company’s independent public accountants had finished their review of the interim consolidated financial statements included in the quarterly report on Form 10-Q using professional standards and procedures conducted for such reviews, as established by generally accepted auditing standards.  Based upon information supplied by certain of the operations, the auditors required certain changes to the consolidated financial statements. Therefore, the Company’s management and the independent registered public accountants, with the approval of the Board of Directors of the “Company,  have determined that the previously issued consolidated financial statements included in our quarterly report on Form 10-Q for the period ended September 30, 2013 should not be relied upon.  The company was advised by the auditor that the consolidated financial statements should be amended immediately prior to the filing of the Form 8-K.  The changes in the consolidated financial statements resulted from some information provided by certain operations in China that led to corrections to the statements.  The auditors requested the amendment of the previous filing together with the Form 8-K, and upon approval by the Board of Directors the 10-Q was amended and filed on November 19, 2013 and the 8-K was filed immediately prior thereto

The Company has filed our Form 10-Q/A Amendment No. 3 as of December 31, 2013 deleting the phrase “for a company our size”.  This phrase appeared in Item No. 4 of the Controls and Procedures.

Form 10-Q/A Amendment No. 3 has been filed on December 31, 2013 to attach updated certifications.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm, of the matters disclosed in this filing, and has included as an exhibit to this Form 8-K filing the acknowledgement of Sadler, Gibb & Associates, LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS:

Exhibit No.	Description

16.1	Letter of Sadler, Gibb & Associates, L.L.C. Incorporated by Reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer and Director

Date:    December 31,  2013